Exhibit 99

Universal Electronics Reports Financial Results for the Third Quarter 2026

Cash increased $9.1M this year to $41.4M.
$16.6 million operating cash flow through the first nine months.
Reports Shareholders' Equity of $139.6 million at September 30, 2026.
Reiterates Guidance for Fiscal 2026.

SCOTTSDALE, AZ – November 5, 2026 – Universal Electronics Inc. (UEI) (Nasdaq: UEIC) reported financial results for the three months ended September 30, 2026.

Financial Results for the Three Months Ended September 30, 2026 compared to the same period in 2025

•Continued focus on working capital drove inventory lower by $8.2 million, contributed to $16.6 million of operating cash flow through the first nine months of 2026 and helped increase cash by $9.1 million this year.
•In Q3 2026, we significantly reduced our operational costs, which we believe will improve our ability to generate profits going forward. GAAP operating expenses decreased by $8.9 million and adjusted non-GAAP operating expenses were down $4.9 million.
•GAAP net sales were $89.4 million, compared to $90.6 million.
▪GAAP net sales in connected home were $33.8 million, compared to $29.8 million.
▪GAAP net sales in home entertainment were $55.6 million, compared to $60.8 million.
•GAAP gross margins were 26.3%, compared to 27.7%; Adjusted non-GAAP gross margins were 26.3%, compared to 29.1%.
•GAAP operating income was $2.9 million, compared to GAAP operating loss of $(4.5) million; Adjusted non-GAAP operating income was $3.7 million, compared to Adjusted non-GAAP operating income of $1.6 million.
•GAAP net loss was $(0.3) million, or $(0.03) per diluted share, compared to $(8.3) million, or $(0.62) per diluted share; Adjusted non-GAAP net income was $2.3 million, or $0.17 per diluted share, compared to Adjusted non-GAAP net income of $1.1 million, or $0.08 per diluted share.
•At September 30, 2026, cash and cash equivalents were $41.4 million, compared to $32.3 million at December 31, 2025, reflecting our continued focus on improving cash flow.

For a more detailed explanation of non-GAAP financial measures, please refer to the "Use of Non-GAAP Financial Metrics" and "Reconciliation of Adjusted Non-GAAP Financial Results" located elsewhere in this press release.

Financial Outlook
We continue to expect adjusted non‑GAAP diluted earnings per share to be in the range of $0.45 to $0.65 for the fiscal year ending December 31, 2026, compared to $0.31 per share in fiscal 2025, consistent with our prior guidance.
We have not provided guidance for GAAP diluted earnings (loss) per share or a reconciliation of forward-looking adjusted non-GAAP diluted earnings per share to the comparable GAAP measure because certain excluded items, including severance, litigation settlements, losses on assets held for sale, foreign currency gains and losses, and related tax effects, cannot be reasonably estimated without unreasonable effort and could materially affect GAAP results.

Conference Call Information
UEI’s management team will hold a conference call today, Thursday, November 5, 2026 at 4:30 p.m. ET / 1:30 p.m. PT, to discuss its third quarter 2026 earnings results, review recent activity and answer questions. To attend the call please register at: https://edge.media-server.com/mmc/p/n7ydfz8z/ to receive a computer-generated dial-in number and a unique pin number. The conference call will also be broadcast live on the investor section of the UEI website where it will be available for replay for 90 days.
Use of Non-GAAP Financial Metrics
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, UEI provides Adjusted non-GAAP information as additional information for its operating results. References to Adjusted non-GAAP information are to non-GAAP financial measures. These measures are not required by, in accordance with, or an alternative for, GAAP and may be different from non-GAAP financial measures used by other companies. UEI’s management uses these measures for reviewing the financial results of UEI for budget planning purposes and for making operational and financial decisions. Management believes that providing these non-GAAP financial measures to investors, as a supplement to GAAP financial measures, help investors evaluate UEI’s core operating and financial performance and business trends consistent with how management evaluates such performance and trends. Additionally, management believes these measures facilitate comparisons with the core operating and financial results and business trends of competitors and other companies.

Adjusted non-GAAP gross profit is defined as gross profit excluding stock-based compensation expense and impairment of long-lived assets. Adjusted non-GAAP operating expenses are defined as operating expenses excluding stock-based compensation expense, amortization of intangibles acquired, severance, factory restructuring charges, lease abandonment costs and litigation settlement costs. Adjusted non-GAAP operating income is defined as operating income (loss) excluding the items excluded from Adjusted non-GAAP gross profit and Adjusted non-GAAP operating expenses. Adjusted non-GAAP net income (loss) is defined as net loss excluding the aforementioned items, loss on assets held for sale, foreign currency gains and losses, and the related tax effects of all adjustments, as well as valuation allowances on certain deferred tax assets and certain net deferred tax adjustments. Adjusted non-GAAP earnings (loss) per diluted share is calculated using Adjusted non-GAAP net income (loss). EBITDA is defined as net income (loss) before interest expense, income tax provision, and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA excluding loss on assets held for sale, lease abandonment costs, impairment of long-lived assets, litigation settlement costs, stock-based compensation expense, factory restructuring costs and severance. A reconciliation of these financial measures to the most directly comparable GAAP financial measures is included at the end of this press release. We do not provide a reconciliation for forward-looking non-GAAP financial metrics because reconciliation information is not available without unreasonable effort, such as attempting to make assumptions that cannot reasonably be made on a forward-looking basis to determine the corresponding GAAP metric.

About Universal Electronics

Universal Electronics Inc. (Nasdaq: UEIC) is a global leader in wireless universal control solutions for the home. The company brings to life millions of innovative control products each year that focus on a user-centric approach to building control products and applications that simplify user interaction with highly complex technologies in the home, removing interoperability challenges as a roadblock for user adoption, with privacy first and a secure by design approach to today's smart devices. Our products are offered by the world's leading brands in home entertainment and the connected home markets, including leading global companies such as Daikin, Carrier, Comcast, Vivint Smart Home, Samsung, Sony, Hunter Douglas and Somfy. The company's pioneering breakthrough innovations include its award-winning voice control entertainment remote controls and QuickSet Cloud, a leading platform for automated device and service discovery, set-up and control, and user experience personalization for the home. For more information, visit www.uei.com.

Contacts:

UEI: Raymond Ho, CFO, UEI, investors@uei.com 480-530-3000
Forward-looking Statements
This press release contains "forward-looking statements" within the meaning of federal securities laws, including statements about our future financial results, including the expected benefits of our cost reduction actions; anticipated trends in our business and market conditions; and similar statements concerning anticipated future events and expectations that are not historical facts. We caution you that these statements are not guarantees of future performance and are subject to numerous risks and uncertainties, including those we identify below and other risk factors that we identify in our annual report on Form 10-K for the year ended December 31, 2025 and the periodic reports filed and furnished since then.

Risks that could affect forward-looking statements in this press release include: our continued ability to timely develop and deliver innovative control solutions and technologies that are accepted by our customers, both near- and long-term; our ability to attract new customers and to successfully capture sales in all markets we serve, including in the climate control and connected home markets as anticipated by management; our ability to manage management transition actions; our ability to continue optimizing our manufacturing footprint and realize the lower concentration risks as expected by management; our ability to maintain our market share in the traditional subscription broadcast market; our ability to manage through the worldwide inflationary pressures and macroeconomic conditions; our ability to successfully execute our strategic actions and plans; our ability to realize the anticipated cost savings and other benefits of our cost reduction actions; our ability to continue to manage our business, inventories and cash flows to achieve our net sales, margins and earnings through financial discipline, operational efficiency, product line management, liquidity requirements, capital expenditures and other investment spending expectations; our continued ability to successfully enforce our patented technology, including with respect to our litigation against Roku and Amazon; our continued ability to strategically enhance, expand, and monetize our IP portfolios; the continued fluctuation in our market capitalization; the use of artificial intelligence applications which could result in cybersecurity incidents that implicate the personal data of end users or other unintended ethical, reputational, competitive harm or legal liability; the direct and indirect impact we may experience with respect to our business and financial results and management’s ability to anticipate and mitigate the impact stemming from the continued economic uncertainty affecting consumers’ confidence and spending, natural disasters or other events beyond our control, public health crises (including an outbreak of infectious disease), governmental actions, including the changes in or enhanced use of laws, regulations and policies may have on our business including the impact of decreased governmental incentive programs worldwide or of enhanced or expanded trade regulations, including the expanded use of tariffs, pertaining to importation of our products, the effects of political unrest, war, terrorist activities, or other hostilities; the effects and uncertainties and other factors more fully described in our reports filed with the SEC.
Since it is not possible to predict or identify all of the risks, uncertainties and other factors that may affect future results, the above list should not be considered a complete list. Further, any of these factors could cause actual results to differ materially from the expectations we express or imply in this press release. We make these forward-looking statements as of the date hereof, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law or regulation.
– Tables Follow –

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, except share-related data)
(Unaudited)

	September 30, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$41,388	$32,306
Accounts receivable, net	83,517	79,320
Contract assets	7,244	8,091
Inventories	70,092	77,793
Prepaid expenses and other current assets	6,753	6,803
Assets held for sale	142	—
Income tax receivable	942	806
Total current assets	210,078	205,119
Property, plant and equipment, net	25,278	27,600
Intangible assets, net	19,409	21,968
Operating lease right-of-use assets	9,840	10,203
Deferred income taxes	3,273	5,496
Other assets	3,904	3,611
Total assets	$271,782	$273,997
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$59,618	$48,945
Lines of credit and short term financing	19,683	24,079
Accrued compensation	15,102	17,496
Accrued sales discounts, rebates and royalties	4,568	6,132
Accrued income taxes	2,506	2,524
Other accrued liabilities	22,444	20,134
Total current liabilities	123,921	119,310
Long-term liabilities:
Operating lease obligations	5,703	6,193
Deferred income taxes	1,537	1,507
Income tax payable	74	74
Other long-term liabilities	909	729
Total liabilities	132,144	127,813
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.01 par value, 50,000,000 shares authorized; 26,443,209 and 26,146,367 shares issued on September 30, 2026 and December 31, 2025, respectively	264	261
Paid-in capital	351,702	350,222
Treasury stock, at cost, 13,537,944 and 13,537,944 shares on September 30, 2026 and December 31, 2025, respectively	(375,016)	(375,016)
Accumulated other comprehensive income (loss)	(17,875)	(19,115)
Retained earnings	180,563	189,832
Total stockholders’ equity	139,638	146,184
Total liabilities and stockholders’ equity	$271,782	$273,997

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Net sales	$89,423	$90,552	$241,696	$280,543
Cost of sales	65,869	65,430	171,637	200,142
Gross profit	23,554	25,122	70,059	80,401
Research and development expenses	4,282	6,687	14,073	20,877
Selling, general and administrative expenses	16,416	22,106	52,242	65,941
Factory restructuring charges	—	841	—	841
Operating income (loss)	2,856	(4,512)	3,744	(7,258)
Interest income (expense), net	(654)	(244)	(923)	(955)
Other income (expense), net	(1,147)	(1,002)	(2,748)	(2,701)
Income (loss) before provision for income taxes	1,055	(5,758)	73	(10,914)
Provision for income taxes	1,397	2,571	6,106	6,601
Net loss	$(342)	$(8,329)	$(6,033)	$(17,515)

Loss per share:
Basic	$(0.03)	$(0.62)	$(0.47)	$(1.33)
Diluted	$(0.03)	$(0.62)	$(0.47)	$(1.33)
Shares used in computing loss per share:
Basic	12,904	13,340	12,755	13,207
Diluted	12,904	13,340	12,755	13,207

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Nine Months Ended September 30,
	2026	2025
Cash flows from operating activities:
Net loss	$(6,033)	$(17,515)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	9,032	11,080
Provision for credit losses	300	161
Deferred income taxes	2,414	961
Shares issued for employee benefit plan and compensation	1	431
Employee and director stock-based compensation	1,483	4,274
Impairment of long-lived assets	20	1,291
Loss on sale of property, plant, and equipment	630	—
Changes in operating assets and liabilities:
Accounts receivable and contract assets	(5,030)	38,895
Inventories	8,239	1,403
Prepaid expenses and other assets	1,536	5,666
Accounts payable and accrued liabilities	4,235	(22,166)
Accrued income taxes	(214)	3,356
Net cash provided by operating activities	16,613	27,837
Cash flows from investing activities:
Purchase of Blue Chip Swap securities	—	(2,544)
Sale of Blue Chip Swap securities	—	2,314
Acquisitions of property, plant and equipment	(2,661)	(3,143)
Proceeds on sale of property, plant, and equipment	318	—
Acquisitions of intangible assets	(1,147)	(2,331)
Net cash used for investing activities	(3,490)	(5,704)
Cash flows from financing activities:
Borrowings under lines of credit	57,360	70,660
Repayments on lines of credit	(62,927)	(89,714)
Proceeds from short term financing	7,621	—
Repayment on short term financing	(8,755)	—
Treasury stock purchased	—	(780)
Net cash used for financing activities	(6,701)	(19,834)
Effect of foreign currency exchange rates on cash and cash equivalents	2,660	2,424
Net increase in cash and cash equivalents	9,082	4,723
Cash and cash equivalents at beginning of period	32,306	26,783
Cash and cash equivalents at end of period	$41,388	$31,506

Supplemental cash flow information:
Income taxes paid	$2,975	$2,673
Interest paid	$790	$1,708

UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED NON-GAAP FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
NET SALES:
Net sales - GAAP	$89,423	$90,552	$241,696	$280,543
Adjusted non-GAAP net sales	$89,423	$90,552	$241,696	$280,543

Cost of sales:
Cost of sales - GAAP	$65,869	$65,430	$171,637	$200,142
Impairment of long-lived assets (5)	$—	$(1,187)	$—	$(1,187)
Stock-based compensation expense	(12)	(13)	(37)	(41)
Adjusted non-GAAP cost of sales	65,857	64,230	171,600	198,914
Adjusted non-GAAP gross profit	$23,566	$26,322	$70,096	$81,629

Gross profit %:
Gross profit % - GAAP	26.3%	27.7%	29.0%	28.7%
Impairment of long-lived assets (5)	—%	1.4%	—%	0.4%
Stock-based compensation expense	0.0%	0.0%	0.0%	0.0%
Adjusted non-GAAP gross profit %	26.3%	29.1%	29.0%	29.1%

Operating expenses:
Operating expenses - GAAP	$20,698	$29,634	$66,315	$87,659
Stock-based compensation expense	(182)	(828)	(1,446)	(4,233)
Amortization of acquired intangible assets	(207)	(206)	(621)	(632)
Severance (1)	(232)	(1,705)	(1,779)	(1,980)
Factory restructuring charges (2)	—	(841)	—	(841)
Lease abandonment (3)	—	(1,302)	—	(1,302)
Litigation settlement costs (4)	(195)	—	(195)	—
Adjusted non-GAAP operating expenses	$19,882	$24,752	$62,274	$78,671

Operating income (loss):
Operating income (loss) - GAAP	$2,856	$(4,512)	$3,744	$(7,258)
Impairment of long-lived assets (5)	$—	$1,187	$—	$1,187
Stock-based compensation expense	194	841	1,483	4,274
Amortization of acquired intangible assets	207	206	621	632
Severance (1)	232	1,705	1,779	1,980
Factory restructuring costs (2)	—	841	—	841
Lease abandonment (3)	—	1,302	—	1,302
Litigation settlement costs (4)	195	—	195	—
Adjusted non-GAAP operating income	$3,684	$1,570	$7,822	$2,958

Adjusted non-GAAP operating income as a percentage of net sales	4.1%	1.7%	3.2%	1.1%
UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED NON-GAAP FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Net income (loss):
Net income (loss) - GAAP	$(342)	$(8,329)	$(6,033)	$(17,515)
Impairment of long-lived assets (5)	—	1,187	—	1,187
Stock-based compensation expense	194	841	1,483	4,274
Amortization of acquired intangible assets	207	206	621	632
Severance (1)	232	1,705	1,779	1,980
Factory restructuring costs (2)	—	841	—	841
Lease abandonment (3)	—	1,302	—	1,302
Litigation settlement costs (4)	195	—	195	—
Loss on assets held for sale (6)	592	—	592	—
Foreign currency (gain)/loss	556	1,109	2,388	2,651
Income tax provision on adjustments	666	2,248	4,544	6,605
Adjusted non-GAAP net income	$2,300	$1,110	$5,569	$1,957

EBITDA:
Net income (loss) - GAAP	$(342)	$(8,329)	$(6,033)	$(17,515)
Interest expense	140	475	788	1,712
Income tax provision	1,397	2,571	6,106	6,601
Depreciation and amortization expense	2,847	3,458	9,032	11,080
EBITDA	$4,042	$(1,825)	$9,893	$1,878

Loss on assets held for sale (6)	592	—	592	—
Lease abandonment (3)	—	1,302	—	1,302
Impairment of long-lived assets (5)	—	1,187	—	1,187
Litigation settlement costs (4)	195	—	195	—
Stock-based compensation expense	194	841	1,483	4,274
Factory restructuring costs (2)	—	841	—	841
Severance (1)	232	1,705	1,779	1,980
Adjusted EBITDA	$5,255	$4,051	$13,942	$11,462

Diluted shares used in computing earnings (loss) per share:
GAAP	12,904	13,340	12,755	13,207
Adjusted non-GAAP	13,323	13,569	13,338	13,488

Diluted earnings (loss) per share:
Diluted earnings (loss) per share - GAAP	$(0.03)	$(0.62)	$(0.47)	$(1.33)
Total adjustments per share	$0.20	$0.70	$0.87	$1.44
Adjusted non-GAAP diluted earnings (loss) per share	$0.17	$0.08	$0.42	$0.15

(1) The three and nine months ended September 30, 2025 and September 30, 2026 include severance costs associated with a global reduction in force primarily impacting roles within the selling and general and administration functions as well as engineering and research and development functions. Additionally, the nine months ended September 30, 2025 include severance per the Transition Agreement and Release of Claims dated March 19, 2025 between Paul D. Arling and the Company.

(2) The three and nine months ended September 30, 2025 include severance and other exit costs associated with the closure of our Mexico manufacturing facility.

(3) The three and nine months ended September 30, 2025 include costs resulting from the abandonment of our office space in Carlsbad, California.

(4) The three and nine months ended September 30, 2026 include costs resulting from litigation settlement reached during the period.

(5) The three and nine months ended September 30, 2025 include impairment charges related to machinery and equipment and leasehold improvements associated with the shut down of our Mexico manufacturing facility.

(6) The three and nine months ended September 30, 2026, include a loss on assets held for sale related to certain manufacturing equipment that was previously sold by the Company’s Mexico facility in December 2025, subsequently re-acquired and returned to the Company during the three months ended June 30, 2026, and classified as held for sale as of June 30, 2026.